EXHIBIT 99.9

MEDGENESIS INC.

CONDENSED BALANCE SHEETS
 (IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------

                                               As of        As of         As of       As of        As of        As of
                                             March 31,     July 2,       July 3,     June 27,     June 28,    June 30,
                                               2000         1999          1998         1997         1996        1995
----------------------------------------------------------------------------------------------------------------------
                                           (Unaudited)                                         (Unaudited)  (Unaudited)
 ASSETS
 Current assets
   Accounts receivable                        $ 4,642      $ 3,741      $ 3,410      $ 2,772      $ 4,466      $ 2,152
   Available-for-sale securities                1,104           --           --           --           --           --
   Inventories                                  3,087        4,391        5,112        3,555        2,654          782
   Other current assets                           463          171            9           --           17           --
   Deferred taxes                                  --           --          123           --           --           --
                                              -------      -------      -------      -------      -------      -------
Total current assets                            9,296        8,303        8,654        6,327        7,137        2,934

Property and equipment                         14,287       12,104        8,957        4,322        2,790        1,793
Allowance for depreciation                    (10,541)      (7,752)      (4,108)      (2,772)      (1,307)        (433)
                                              -------      -------      -------      -------      -------      -------
                                                3,746        4,352        4,849        1,550        1,483        1,360
Notes receivable                                   --           --           --           --        1,374          928
Available-for-sale securities                      --          608           --           --           --           --
Goodwill, net                                     958          869          632          745        1,049          343
                                              -------      -------      -------      -------      -------      -------
Total assets                                  $14,000      $14,132      $14,135      $ 8,622      $11,043      $ 5,565
                                              =======      =======      =======      =======      =======      =======

 LIABILITIES AND EQUITY
 Current liabilities
   Accounts payable                             1,270      $ 1,313      $   934      $ 1,166      $ 1,769      $ 1,451
   Accrued expenses                               832        1,040          775        1,140        2,060          542
   Deferred taxes                                  72           72           --           12           94           40
                                              -------      -------      -------      -------      -------      -------
Total current liabilities                       2,174        2,425        1,709        2,318        3,923        2,033
Deferred taxes                                     83           83          157           --           --           --
Equity                                             --           --           --           --           --           --
   Accumulated other comprehensive income         799          158           --           --           --           --
   Net investment by Chronimed                 10,944       11,466       12,269        6,304        7,120        3,532
                                              -------      -------      -------      -------      -------      -------
                                               11,743       11,624       12,269        6,304        7,120        3,532
                                              -------      -------      -------      -------      -------      -------
Total liabilities and equity                  $14,000      $14,132      $14,135      $ 8,622      $11,043      $ 5,565
                                              =======      =======      =======      =======      =======      =======

                                       14